Exhibit 99.1

Phase 2 Clinical Trials Evaluating Multi-phage Candidates for the Treatment of Adults with Bacteremia due to *Staphylococcus aureus* (diSArm) and Chronic Respiratory Infections due to *Pseudomonas aeruginosa* (SWARM-*P.a.* & Tail*wind*)

Mina Pastagia, MD, Stacey Kolar, PhD, Pierre Kyme, PhD, Thomas Feinberg, MS, Deborah Birx, MD

Armata Pharmaceuticals, Inc., Los Angeles, California

INTRODUCTION

Novel therapeutics such as bacteriophage may be of clinical benefit in the treatment of challenging infections and respond to the need to combat antimicrobial resistance (AMR). Phages boast several potential advantages over conventional broad-spectrum antibiotics. As bactericidal agents with a narrow spectrum of activity, phages exert minimal disruption to normal flora, thereby exhibiting inherently lower toxicity profiles. Their efficacy extends to both antibiotic-sensitive and -resistant bacteria, rendering phage activity independent of prevailing antibiotic resistance patterns. Furthermore, phages demonstrate efficacy in disrupting bacterial biofilms, a feat poorly accomplished by antibiotics. Although phage therapy has enjoyed widespread utilization and success in human medicine, often serving as a last-resort salvage therapy, its safety and efficacy await conclusive validation through randomized, placebo-controlled clinical trials.[1-3]


Antibiotic resistance will remain a major threat to public health unless alternative antimicrobial therapies are developed.
MRSA
VRE
PDR
PDR
PDR
Emergence and Spread of AMR Bacteria
1920
1940
1970
1985
2015
Today
Pre-Antibiotic Era
Antibiotic Discovery Era
Antibiotic Discovery Void
20+ New Classes Marketed
0 New Classes Discovered
UNCONTROLLED AMR THREAT
2050 Annual deaths from AMR bacteria expected to exceed cancer-related deaths
Armata is harnessing the power of natural and synthetic phages, converting them into life-saving pharmaceuticals, and transforming medicine.

MRSA: methicillin-resistant *Staphylococcus aureus*; VRE: vancomycin-resistant enterococci; PDR: pandrug-resistant; AMR: antimicrobial resistance.

Armata's goal with the support of the U.S. Department of Defense is to prove the role of phage therapy through definitive pivotal trials addressing:

- Phage therapy as an alternative or augmentation to antibiotics to prevent or delay resistance
- Evidence that phage is non-inferior to standard-of-care antibiotics

Advantages of phage therapy:

- Targeted therapy while preserving the microbiome resulting in decreased patient morbidity
- Ability to constantly update the phage cocktail based on evolution of bacteria at the population level
- Antibiotic use eliminated or decreased


1) Phage binds target bacteria.
2) Injection of phage DNA, replication, and production of phage proteins.
3) Phage assembly.
4) Bacterial cell bursts, releasing progeny phages that then bind neighboring target bacteria.
5) Cycle repeats. Reinfection results in an exponential increase in the number of lysed bacteria.

OBJECTIVES

1. Administration of high doses of intravenous and inhaled phage for multiple days is well-tolerated in human clinical trial subjects
2. Systemic and local phage remain active in the blood and lungs, respectively when administered to human clinical trial subjects
3. Inhaled phage monotherapy may have similar bacterial load reduction as compared with antibiotics in human trial subjects

Armata is committed to double-blind, placebo-controlled clinical trials and has completed or is enrolling 3 distinct Phase 2 trials over the past 2 years

SWARM-P.a.

Patient population: 29 cystic fibrosis subjects across 25 U.S. sites.
Status: Completed 2023.
Data Results: *Pseudomonas aeruginosa (P. aeruginosa)* reduction with higher AP-PA02 exposures.

Tailwind

Patient population: 48 non-cystic fibrosis bronchiectasis subjects across 23 U.S. sites.
Status: Enrollment completed 2024.
Blinded data: Comparable to better *P. aeruginosa* reduction with AP-PA02 monotherapy compared to AP-PA02 in combination with antibiotics: topline data available in September 2024.

diSArm

Patient population: ~50 subjects across ~30 U.S. and Australian sites.
Status: ~75% enrolled => Completion projected Q4 2024.
Early blinded data: AP-SA02 activity and persistence in a subset of subjects.
Supported by: Armata has a $21.6 million Department of Defense grant, received through the Medical Technology Enterprise Consortium (MTEC) and managed by the Naval Medical Research Command (NMRC) – Naval Advanced Medical Development (NAMD) with funding from the Defense Health Agency and Joint Warfighter Medical Research Program. The grant was awarded to Armata to support clinical development of its optimized phage candidate, AP-SA02, as a potential treatment for complicated *Staphylococcus aureus* bacteremia.

METHODS

diSArm is a Phase 1b/2a, placebo-controlled, multiple ascending dose escalation study of intravenous AP-SA02 as an adjunct to best available antibiotic therapy (BAT) compared to BAT alone. The trial has evaluated the safety and tolerability of AP-SA02 via IV bolus infusion every 6 hours for a period of 5 days in addition to BAT at 2 dose levels: 2×10^9 PFU (Ph1b, Cohort 1) and 2×10^{10} PFU (Phase 1b, Cohort 2). The trial is actively enrolling subjects with complicated *Staphylococcus aureus* (*S. aureus*) bacteremia.

RESULTS*

Subjects in diSArm Phase 1b were dosed at 2 dose levels, for a total of 8 subjects. The dose was further increased in the enrolling Phase 2a. The study remains blinded. There have been no deaths or significant AEs precluding dose escalation. There is retention of phage activity from blood samples collected after dosing. Detection of phage despite 48 hours of antibiotics is observed in a subgroup of subjects (~50%), indicating that these subjects may have persistent *S. aureus* that the phage are potentially able to find and kill and is evidence of in vivo amplification.

*Preliminary findings are subject to change pending complete data that will be presented in the future

REFERENCES

1. Principi N, Silvestri E, Esposito S. Advantages and Limitations of Bacteriophages for the Treatment of Bacterial Infections. *Front Pharmacol.* 2019;10:513.
2. Chen Q, Dharmaraj T, Cai PC, et al. Bacteriophage and Bacterial Susceptibility, Resistance, and Tolerance to Antibiotics. *Pharmaceutics.* 2022;14(7).
3. Lin DM, Koskella B, Lin HC. Phage therapy: An alternative to antibiotics in the age of multi-drug resistance. *World J Gastrointest Pharmacol Ther.* 2017;8(3):162-173.

diSArm Clinical Trial Data

Early Evidence of AP-SA02 Amplification in Subjects with Active *S. aureus* Bacteremia

Subjects with Longer AP-SA02 Persistence in the Blood

Early Timepoints Post 1st Dose


Viable Phage Concentration
Time

Extended Timepoints Post 1st Dose


Viable Phage Concentration
Time
Subject G
Subject H
Subject J
Subject L
Subject U
Subject V

Subjects with Shorter AP-SA02 Persistence in the Blood

Early Timepoints Post 1st Dose


Viable Phage Concentration
Time

Extended Timepoints Post 1st Dose


Viable Phage Concentration
Time
Subject I
Subject M
Subject N
Subject P
Subject R

CONCLUSIONS*

Multiple-dose administration of intravenous AP-SA02 and inhaled AP-PA02 have been well tolerated to date. Early pharmacokinetic data suggests intravenous AP-SA02 is active in all subjects, with longer phage persistence in a significant subset of subjects. This may garner increased clinical benefit for patients with difficult to treat *S. aureus* *i*nfections. Early evidence supports inhaled AP-PA02 monotherapy as a viable alternative to inhaled antibiotics in *P. aeruginosa* bronchiectasis. Promising data for both phage candidates is expected to be utilized for planning pivotal Phase 3 clinical trials in 2025.


Program
Product
Discovery
Preclinical
IND-Cleared
Phase 2
Partner
Pseudomonas aeruginosa Respiratory Infections
AP-PA02
CF
SWARM-P.a.
CYSTIC FIBROSIS FOUNDATION
NCFB
Tailwind
Unpartnered
AP-PA03
Pneumonia
Unpartnered
Staphylococcus aureus
AP-SA02
Bacteremia
diSArm
US DoD*
PJI
inFLEXion
Unpartnered

CF: cystic fibrosis; NCFB: non-CF bronchiectasis; PJI: prosthetic joint infection
SWARM-*P.a.* NCT Number; NCT04596319; Cystic Fibrosis Foundation TrialFinder
diSArm NCT Number: NCT05184764
Tailwind NCT Number: NCT05616221
*Department of Defense (Naval Medical Research Command, US Army Medical Research Acquisition Activity, Defense Health Agency)

CONTACT

Armata Pharmaceuticals, Inc.
5005 McConnell Ave, Los Angeles, CA 90066
Tel: +1 (310) 665-2928
Fax: +1 (310) 665-2963
Email: bd@armatapharma.com

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